UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 29, 2020

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

On June 29, 2020, Registrant signed a partnership agreement with Next Orbit Growth Fund III (‘Next Orbit’ or simply ‘NOGF’), a Securities Exchange Board of India registered Category III Alternative Investment Fund (AIF) domiciled in India, to facilitate investing into an upcoming banking sector equity capital raise. Entering into the partnership, Registrant turned its agreement with NOGF to have equal investment management committee representation and share of 60% over 2% of the management fee chargeable to the investor on the NAV plus 70% of carried interest over hurdle rate. Registrant further entered into a binding commitment to raise an overall $2.0 Billion Dollars into the AIF over the next 18 months time.  The AIF has no specific investment theme to follow but shall invest into listed or unlimited instruments, debt securities, commodities, REITs, InvITs, and other opportunities.

Registrant has agreed to initially place $180 Million through ‘Next Orbit’ towards purchase of 1125 Million equity shares of the bank (considered to be one of the largest private banks) if the stock is priced at around Rs 12.00 per share ($0.16 per share approximately) post-diluted. The capital raising is assumed to effected in the month of July 2020 (date yet to be determined). Into the association, Registrant shall depute ICICI Bank as the escrow manager and custodian to the ownership of Units that the AIF shall own in the bank once allotted.

THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO MATERIALIZE INVESTMENT INTO THE PUBLIC OFFER VIA THIS DEVELOPMENT. THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO ARRANGE MONIES AND TRANSACTIONS WILL CONSUMATE. FAILURE SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNITISTIC LOSS, VALUE, AND INCOME THAT THE REGISTRANT OTHERWISE IS EXPECTING TO GAIN.

NOTE ON FORWARD LOOKING STATEMENTS

This Report on Form 8-K may include both historical and forward-looking statements, which include information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward- looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

June 29, 2020	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman